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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

         We consent to the use in this Registration Statement on Form SB-2 of our report relating to GBC Bancorp, Inc. dated January 5, 2001, and to the reference to us under the heading "EXPERTS" in this Registration Statement.

                                                    /s/ MAULDIN & JENKINS, LLC


Atlanta, Georgia
February 16, 2001